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                                                                   EXHIBIT 10.7

                                  BILL OF SALE

         FOR GOOD CONSIDERATION of Ten ($10.00) and other good an valuable considerations, the receipt and sufficiency of which is hereby acknowledged, and the agreement to assume legal liability for and make all payments and fulfill all obligations under a promissory note in the amount of $9,000.00 USD, bearing interest at 12%, and being payable in twenty four (24) monthly installments of $390.00 with the first installment being due on 3/15/99, payable to the order of WES ROBERTS, P. O. BOX 30, ARCHER CITY, TEXAS 76351, the undersigned (Seller), hereby sells and transfers to Simpco, Inc., or assigns, (Buyer), the following motor vehicles and personal property:

         One (1) 1977 Mack Truck, VIN R685ST65359, Texas Title No. 37715326; and One (1) 1990 shopmade utility trailer, VIN TR169S51, Texas Title No. 29681480; and One (1) John Deer 410 backhoe.

         The Seller warrants it has good title to said property, full authority to sell and transfer same, and that said property is, save & except this assumed obligation, sold free of all liens, claims and encumbrances. Seller warrants it will defend and indemnify Buyer from any adverse claims.
         Signed under seal this 15th day of March, 1999.

REGAL OPERATING CORPORATION         SIMPCO, INC.

By:                                 By:
   -------------------------           ------------------------
         C. Y. Smith                       Richard C. Smith